
WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN, 2000-VFN, 2000-1 and 2001-1 SUPPLEMENTS
CERTIFICATE DATE AS OF :                                       December 17, 2001

POOL BALANCE:                                                  Month of:
                                                               November , 2001
Pool Balance, beginning of month                               $796,268,696.74

Pool Balance, end of month                                     $757,297,249.18

Pool Balance, average                                          $762,252,500.95

Required Pool Balance, end of month                            $757,297,249.18



COLLECTIONS & SERIES ALLOCATIONS                               Month of:
                                                               November , 2001

Series Allocable Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $442,965,868.08
   Series 2001-1                                               $189,842,514.89
                                                               $632,808,382.97

Series Allocable Non-Principal Collections
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $  2,498,775.05
   Series 2001-1                                               $  1,070,903.59
                                                               $  3,569,678.64

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $ -
   Series 2001-1                                               $ -
                                                               $ -

Investment Proceeds
   Series 1999-VFN                                             $ -
   Series 2000-VFN                                             $ -
   Series 2000-1                                               $   463,136.50
   Series 2001-1                                               $   198,502.14
                                                               $   661,638.64


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                Month of:
                                                               November , 2001

1999-VFN                                                       $          0.00
Series 2000-VFN                                                $          0.00
Series 2000-1 Class A                                          $          0.00
Series 2000-1 Class B                                          $          0.00
Series 2001-1 Class A                                          $          0.00
Series 2001-1 Class B                                          $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                   First day of:
                                                               November , 2001

Series Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       70.00%
     Series 2001-1                                                       30.00%
Floating Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                       90.48%
     Series 2001-1                                                       90.48%
Principal Allocation Percentages
     Series 1999-VFN                                                      0.00%
     Series 2000-VFN                                                      0.00%
     Series 2000-1                                                        0.00%
     Series 2001-1                                                        0.00%

ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES          Month of:
                                                               November , 2001

Series 1999-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-VFN
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $          0.00
   Cert. Percentage minus Excess Cert. Percentage:             $          0.00
                                                               $          0.00
Series 2000-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $400,789,242.00
   Cert. Percentage minus Excess Cert. Percentage:             $ 42,176,626.08
                                                               $442,965,868.08
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $  2,260,856.26
   Cert. Percentage minus Excess Cert. Percentage:             $    237,918.78
                                                               $  2,498,775.05
Series 2001-1
   Series Allocable Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $171,766,818.00
   Cert. Percentage minus Excess Cert. Percentage:             $ 18,075,696.89
                                                               $189,842,514.89
   Series Allocable Non-Principal Collections
   Excess Certificateholder Percentage:                        $          0.00
   Floating Allocation Percentage:                             $    968,938.40
   Cert. Percentage minus Excess Cert. Percentage:             $    101,965.19
                                                               $  1,070,903.59


                                                               Paid on:
MONTHLY DISTRIBUTIONS                                          December 17, 2001

Principal Distributions to Investors
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $ -
     Series 2000-1 Class B                                     $ -
     Series 2001-1 Class A                                     $ -
     Series 2001-1 Class B                                     $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                           $          0.00000000
     Series 2000-VFN                                           $          0.00000000
     Series 2000-1 Class A                                     $          0.00000000
     Series 2000-1 Class B                                     $          0.00000000
     Series 2001-1 Class A                                     $          0.00000000
     Series 2001-1 Class B                                     $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                           $    20,400.00
     Series 2000-VFN                                           $    19,125.00
     Series 2000-1 Class A                                     $ 1,271,902.22
     Series 2000-1 Class B                                     $   121,440.00
     Series 2001-1 Class A                                     $   544,151.11
     Series 2001-1 Class B                                     $    52,133.33

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                           $ -
     Series 2000-VFN                                           $ -
     Series 2000-1 Class A                                     $          1.96888889
     Series 2000-1 Class B                                     $          2.24888889
     Series 2001-1 Class A                                     $          1.96444444
     Series 2001-1 Class B                                     $          2.26666667

Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $    420,264.04
     Series 2001-1                                             $    180,113.16

Reserve Fund Deposit Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                  Paid on:
                                                               December 17, 2001

Investor Default Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00
Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00
Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00

Previously waived servicing fee
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $          0.00
     Series 2001-1                                             $          0.00

Collections Released to Cert. during Collection Period         $633,148,266.95

Excess Distributed to Cert. on Payment Date                    $  1,261,904.44


FUNDED AND INVESTED AMOUNTS:                                   Last day of:
                                                               November , 2001

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                          $600,000,000.00
Incremental Funded Amounts (Cumulative)                        $185,000,000.00
Principal Distributed to Investors (Cumulative)                $785,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-VFN SUPPLEMENT
Initial Funded Amount                                          $150,000,000.00
Incremental Funded Amounts (Cumulative)                        $          0.00
Principal Distributed to Investors (Cumulative)                $150,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
   Funded Amount                                               $          0.00

Series Excess Funding Amount                                   $          0.00
Principal Funding Account Balance                              $          0.00
   Invested Amount                                             $          0.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $646,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $219,121,813.27
   Invested Amount                                             $426,878,186.73

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                        $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $          0.00
   Invested Amount                                             $ 54,000,000.00

SERIES 2001-1 SUPPLEMENT CLASS A
Initial Invested Amount                                        $277,000,000.00
Principal Distributed to Investors (Cumulative)                $          0.00
Principal Funding Account Balance                              $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                 $          0.00
Series Excess Funding Amount                                   $ 93,909,348.55
   Invested Amount                                             $183,090,651.45

SERIES 2001-1 SUPPLEMENT CLASS B
Initial Invested Amount                                         $23,000,000.00
Principal Distributed to Investors (Cumulative)                          $0.00
Principal Funding Account Balance                                        $0.00
Unreimbursed Investor Charge Offs (Cumulative)                           $0.00
Series Excess Funding Amount                                            $0.00
   Invested Amount                                              $23,000,000.00


BALANCES AS OF PAYMENT DATE                                             As of:
                                                             December 17, 2001

Series 1999-VFN
   Reserve Fund Balance                                                  $0.00
   Reserve Fund Deficiency Amount                                        $0.00
   Principal Funding Account Balance                                     $0.00
   Outstanding Principal Balance                                         $0.00

Series 2000-VFN
   Reserve Fund Balance                                                  $0.00
   Reserve Fund Deficiency Amount                                        $0.00
   Principal Funding Account Balance                                     $0.00
   Outstanding Principal Balance                                         $0.00

Series 2000-1
   Reserve Fund Balance                                        $  3,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $646,000,000.00
   Outstanding Principal Balance, Class B                      $ 54,000,000.00

Series 2001-1
   Reserve Fund Balance                                        $  1,500,000.00
   Reserve Fund Deficiency Amount                              $          0.00
   Principal Funding Account Balance                           $          0.00
   Outstanding Principal Balance, Class A                      $277,000,000.00
   Outstanding Principal Balance, Class B                      $ 23,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                          Last day of:
     To be used in the following month's computations.         November , 2001

Pool Total Components of Excess Receivables:
     Used Vehicles                                             $ 91,486,938.39
     Finance Hold Receivables (for Credit Reasons Only)        $ 10,266,211.40
     Delayed Payment Program                                   $     91,909.74

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                             $189,324,312.30
     Finance Hold Receivables                                  $          0.00
     Delayed Payment Program                                   $ 15,145,944.98

Total Excess Receivables                                       $ 10,266,211.40

Overconcentration Amount                                       $  2,448,966.89

Ineligible Amount                                              $          0.00

Trust Incremental Subordinated Amount                          $ 12,715,178.29



POOL SERIES SUBORDINATED AMOUNTS                               As of:
                                                               November 30, 2001

Series Incremental Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $  7,414,393.20
     Series 2001-1                                             $  3,177,597.09

Required Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 48,530,718.89
     Series 2001-1                                             $ 20,798,879.52

Available Subordinated Amount
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1                                             $ 48,530,718.89
     Series 2001-1                                             $ 20,798,879.52


CHARGE OFFS                                                    For Month of:
                                                               November , 2001

Defaulted Receivables                                          $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Deficiency Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Required Draw Amount
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                             $          0.00
   Series 2000-VFN                                             $          0.00
   Series 2000-1                                               $          0.00
   Series 2001-1                                               $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                 As of:
                                                               December 17, 2001

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                           $          0.00
     Series 2000-VFN                                           $          0.00
     Series 2000-1 Class A                                     $          0.00
     Series 2000-1 Class B                                     $          0.00
     Series 2001-1 Class A                                     $          0.00
     Series 2001-1 Class B                                     $          0.00

INTEREST RATE FOR NEXT PAYMENT DATE                            As of:
                                                               December 17, 2001

Series 1999-VFN Estimated                                                 2.1456300%
Series 2000-VFN Estimated                                                 2.1456300%
Series 2000-1 Class A                                                     2.0306300%
Series 2000-1 Class B                                                     2.3456300%
Series 2001-1 Class A                                                     2.0256300%
Series 2001-1 Class B                                                     2.3656300%


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